AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON JANUARY 31, 2002                 FILE NO. 333-
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      FORM
                                       S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         THE CHARLES SCHWAB CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                              94-3025021
   (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                120 KEARNY STREET
                         SAN FRANCISCO, CALIFORNIA 94108
                    (Address of Principal Executive Offices)

                         THE CHARLES SCHWAB CORPORATION
                          EMPLOYEE STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                              CHRISTOPHER V. DODDS
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                         THE CHARLES SCHWAB CORPORATION
                                120 KEARNY STREET
                         SAN FRANCISCO, CALIFORNIA 94108
                             TELEPHONE: 415/627-7000
            (Name, Address and Telephone Number, Including Area Code,
                              of Agent for Service)



                                     CALCULATION OF REGISTRATION FEE
=========================================================================================================

Title of Securities     Amount to be          Proposed Maximum     Proposed Maximum      Amount of
To be Registered        Registered (1)        Offering Price Per   Aggregate Offering    Registration Fee
                                              Share (2)            Price (2)
_________________________________________________________________________________________________________

Common Stock,
$0.01 par value          10,500,000           $13.105              $137,602,500          $32,887
=========================================================================================================


(1) Pursuant to Rule 416(a) of the Securities Act of 1933, this Registration Statement also covers an additional indeterminate number of shares which by reason of certain events specified in the plan may become subject to the plan.

(2) Pursuant to Rule 457(h), the maximum offering price was calculated to be $13.105 on the basis of the average of the high and low prices at which the common stock was sold on January 30, 2002.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.
         _______________________________________________

         Pursuant to General Instruction E to Form S-8, the contents of The Charles Schwab Corporation's Registration Statements on Form S-8 (File No. 333-48335) as filed with the Securities and Exchange Commission as of March 20, 1998, on Form S-8 (File No. 333-93125) as filed with the Securities and Exchange Commission as of December 20, 1999, on Form S-8 (File No. 333-59280) as filed with the Securities and Exchange Commission as of April 20, 2001, and on Form S-8 (File No. 333-63452) as filed with the Securities and Exchange Commission as of June 20, 2001 are incorporated herein by reference, except as the same may be modified by the information set forth herein. This Registration Statement is being filed to register an additional 10,500,000 shares of the common stock of The Charles Schwab Corporation under its Employee Stock Incentive Plan.

Item 8.  Exhibits.
         ________

Exhibit
Number            Exhibit Description
_______           ___________________


5                 Opinion of Counsel

23.1              Independent Auditors' Consent

23.2              Consent of Counsel (included in Exhibit 5)

24 Powers of Attorney (included as part of the signature page to this Registration Statement)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and the State of California, on this 31st day of January, 2002.


                                          THE CHARLES SCHWAB CORPORATION
                                          (Registrant)


                                          By: /s/CHARLES R. SCHWAB
                                              ---------------------------
                                              Charles R. Schwab
                                              Chairman and
                                              Co-Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Charles R. Schwab, David S. Pottruck and Christopher V. Dodds, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on this 31st day of January, 2002 by the following persons in the capacities indicated.


             Signature                                     Title
                                                           -----

      /s/CHARLES R. SCHWAB
------------------------------------
         Charles R. Schwab                 Chairman, Co-Chief Executive Officer
                                           and Director
                                           (principal executive  officer)

      /s/DAVID S. POTTRUCK
------------------------------------
         David S. Pottruck                 President, Co-Chief Executive Officer
                                           and Director
                                           (principal executive officer)

     /s/CHRISTOPHER V. DODDS
------------------------------------
        Christopher V. Dodds               Executive Vice President and Chief
                                           Financial Officer
                                           (principal financial and accounting
                                           officer)

       /s/NANCY H. BECHTLE
------------------------------------       Director
          Nancy H. Bechtle

      /s/C. PRESTON BUTCHER
------------------------------------       Director
         C. Preston Butcher

       /s/DONALD G. FISHER
------------------------------------       Director
          Donald G. Fisher

       /s/ANTHONY M. FRANK
------------------------------------       Director
          Anthony M. Frank

      /s/FRANK C. HERRINGER
------------------------------------       Director
         Frank C. Herringer

      /s/JEFFREY S. MAURER
------------------------------------       Director
         Jeffrey S. Maurer

       /s/STEPHEN T. MCLIN
------------------------------------       Director
          Stephen T. McLin

          /s/ARUN SARIN
------------------------------------       Director
             Arun Sarin

     /s/H. MARSHALL SCHWARZ
------------------------------------       Director
        H. Marshall Schwarz

       /s/GEORGE P. SHULTZ
------------------------------------       Director
          George P. Shultz

       /s/ROGER O. WALTHER
------------------------------------       Director
          Roger O. Walther

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit Description
_______           ___________________

5                 Opinion of Counsel

23.1              Independent Auditors' Consent

23.2              Consent of Counsel (included in Exhibit 5)

24 Powers of Attorney (included as part of the signature page to this Registration Statement)